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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into FLIR Systems, Inc.'s previously filed Registration Statement File No. 333-36206, 33-82676, 33-82194, 33-95248, and
333-65063.


/s/ Arthur Andersen LLP

Portland, Oregon
June 27, 2001